CAPSTONE THERAPEUTICS CORP.

ANNUAL MEETING OF STOCKHOLDERS
BUSINESS UPDATE

JUNE 15, 2012

OPERATING STATUS

- Cash and Investments of $13.1 million at March 31, 2012
- Cash Burn of $661,000 for the three months ended March 31, 2012
- No change in guidance of 2012 Cash Burn in $2.5 million range
- Current Staffing of 2½ dropping to 1½ in July 2012
  - CFO (Principal Accounting Officer) (at 40% of previous annual compensation)
  - Executive Assistant
  - Senior Director of Regulatory
- Consultants:
  - Executive Chairman (Principal Executive Officer)
  - Former President
  - Former Controller
  - Various others as required to complete current projects on an as needed, hourly fee, basis
- Labs shut down / equipment being sold
- Burn rate decreasing to core admin/compliance costs
- Certain public reporting costs mandatory

EXPENSE REDUCTION

- Cash Burn in 2013 is expected to significantly decline
- Major Expense Categories:
  - Facility Lease (expires 2/28/13)
  - Intellectual Property
  - Legal fees for general corporate activity and SEC filings
  - Accounting fees (Annual Audits, Quarterly Reviews)
  - Insurance (D&O, Product Liability, General Property and Liability)
  - Costs to comply with SEC requirements
  - Employee/Consultant costs to support Public Company

Qui Tam Litigation Summary

- Started in 2005 and unsealed in 2009
  - Multiple Defendants – all who sold BGS Devices – Smith & Nephew/Biomet/Orthofix/djOrthopaedics/Others
  - Joint Defense / Summary Dismissal Declined 12/10
  - Currently waiting for discovery to start
    - Likely stalled due to DOJ actions on other defendants
- Claims against Capstone
  - Violation of Supplier Standard #5 (offer to rent vs. sell)
  - Lack of offer to rent violated Medicare Certification of Compliance (with all laws and regulations)
  - CMN incorrectly filled out
- $ Value of Claims
  - Far outstrips assets of CAPS

Effect of *Qui Tam* Litigation on Corporate Strategy

- Delaware law effectively precludes distribution of assets in the face of an undetermined contingent liability, so no liquidation or distribution of cash until lawsuit is settled

- Not possible to value Capstone for purpose of reverse merger or acquisition due to uncertainty of lawsuit

Status of *Qui Tam* Lawsuit

- Department of Justice and Orthofix have announced $43 million settlement of fraud and kickback and Bierman claims

- Capstone and other bone stim companies awaiting further action in Bierman case
  a) Move into discovery?
  b) Settlement?

<u>Date of Resolution Remains Unknown</u>

AZX100 Dermal Efficacy / Safety

- Phase 2a Clinical Trial in Surgical (Trocar Site) Scars
- Phase 2a Clinical Trials in Keloid Scar Revision

AZX100 Phase 2a Pilot Clinical Trial - Surgical (Trocar Site) Scars

- One Study:
  - OL-ASCAR-03: 3.0, 10.0 mg or placebo
- Objective:
  - Scar reduction in trocar sites
- Study Design:
  - Comparison of three trocar site scars following arthroscopic shoulder surgery
    - Five clinical sites; usual and customary surgical techniques
  - Placebo-controlled; n=150 dosed
  - Two active doses per patient (intra-patient control): 3.0 mg, 10.0 mg
  - Placebo-only cohort (n=25)
  - Two intradermal injections into each trocar site
    - 9 ± 2 days following surgery
    - 21 ± 2 days following surgery
  - Biopsy at Month 12

AZX100 Phase 2a Pilot Clinical Trial in Surgical (Trocar Site) Scars – Final Results

- <u>Final Analysis Reveals Signals of Efficacy</u>
  - Monthly statistical tests performed: Months 3-12
  - 8 tests yielded statistically significant or near significant results; **7 of these 8 favored AZX100**
  - **Significant or nearly significant findings occurred early;** slightly more often at 3.0 mg than at 10.0 mg; primarily at Month 3
    - **<u>Example: Total Scar Volume at Month 3</u>**
      AZX100 - 3.0 mg vs. placebo; $p = 0.0094$ (unadjusted)
      AZX100 - 10.0 mg vs. placebo; $p = 0.033$ (unadjusted)
  - **<u>Scar histology at Month 12</u>**
    Collagen Density, Maturity and Orientation favored AZX100 3.0 mg, with *p*-values of 0.05 to 0.10 for all three variables
- Favorable Safety Profile

Using Response Surface Methods to Find a Good (or Best) Time Interval for Evidence of Efficacy

Trocar Site Scars

Table 1C: ASCAR-03, p-values for 3.0 mg and 10.0 mg, all p-values from repeated measures regression models adjusted for age, gender, and scar location.

Starting Month	Treatment Effect P-values Using Repeated Measures Data Ending at Month																	
	P-values for 3 mg dose									P-values for 10 mg dose								
	2	3	4	5	6	7	8	9	10	2	3	4	5	6	7	8	9	10
Minimum Elevation																		
2	0.16	0.053	0.030	0.041	0.065					0.17	0.047	0.026	0.062	0.090				
3		0.049	0.034	0.050	0.084	0.084					0.027	0.024	0.075	0.11	0.15			
4			0.060	0.081	0.13	0.12	0.17					0.044	0.14	0.18	0.23	0.19		
5				0.15	0.24	0.17	0.23	0.22					0.50	0.41	0.40	0.29	0.28	
6					0.44	0.21	0.28	0.26	0.38					0.40	0.38	0.25	0.24	0.31
Negative Volume																		
2	0.12	0.046	0.055	0.047	0.091					0.73	0.77	0.91	1.00	0.74				
3		0.038	0.083	0.062	0.13	0.12					0.38	0.81	0.94	0.73	0.76			
4			0.22	0.10	0.23	0.17	0.20					0.80	0.81	0.52	0.60	0.60		
5				0.050	0.22	0.15	0.19	0.19					0.84	0.43	0.57	0.57	0.60	
6					0.81	0.28	0.29	0.26	0.33					0.20	0.47	0.50	0.55	0.49
Total Volume																		
2	0.45	0.10	0.18	0.22	0.28					0.28	0.78	0.68	0.64	0.48				
3		0.019	0.15	0.21	0.31	0.27					0.52	0.96	0.80	0.55	0.54			
4			0.48	0.46	0.55	0.42	0.41					0.55	0.54	0.37	0.40	0.45		
5				0.41	0.55	0.38	0.37	0.36					0.57	0.31	0.37	0.44	0.42	
6					0.79	0.39	0.39	0.37	0.49					0.16	0.31	0.41	0.39	0.34

Models in which AZX100 was significantly (or nearly) better than placebo are shaded.

Baseline	Month 3	Month 6	Month 9	Month 12

AZX100 3.0 mg



Placebo



AZX100 Phase 2a Clinical Trials – Keloid Scars

- Two Studies:
  - OL-ASCAR-04: 3.0, 10.0 mg per linear cm or placebo
  - OL-ASCAR-05: 0.3, 1.0 mg per linear cm or placebo
- Objective:
  - Reduction or prevention of recurrence following keloid scar excision
- Study Design:
  - Placebo-controlled; n=59 in each study (118 dosed)
    - 21 ± 2 days following excision
    - 42 ± 2 days following excision

AZX100 Phase 2a Results – Keloid Scars

- Consistent Pattern Favoring AZX100 Treatment (1.0mg per cm) Across Multiple Outcomes & Time Points
  - Small sample size (n=19); signals not statistically significant
- Trend of Efficacy Observed at Earlier Time Points (Months 2–9)
  - Mean Observer POSAS Total
  - Mean Patient POSAS Total
  - Mean Observer VAS
  - Mean Scar Width
  - Mean Scar Maximum Elevation
  - Mean Scar Mean Elevation
  - Mean Blinded VAS
- Favorable Safety Profile

Using Response Surface Methods to Find a Good (or Best) Time Interval for Evidence of Efficacy

Keloid Scars

Table 1: ASCAR-05, p-values for 0.3 mg/cm and 1 mg/cm, all p-values from repeated measures regression models adjusted for age, gender, and pre-surgery keloid length/width.

Starting Month	Treatment Effect P-values Using Repeated Measures Data Ending at Month…																	
	P-values for 0.3 mg/cm dose									P-values for 1 mg/cm dose								
	2	3	4	5	6	7	8	9	10	2	3	4	5	6	7	8	9	10
Scar Width (mm)																		
2	0.97	0.97	0.81	0.73	0.79					0.32	0.15	0.10	0.12	0.17				
3		0.86	0.68	0.62	0.74	0.81					0.13	0.081	0.11	0.17	0.18			
4			0.70	0.66	0.87	0.96	0.96					0.063	0.12	0.22	0.23	0.28		
5				0.95	0.97	0.95	0.88	0.86					0.55	0.50	0.35	0.40	0.43	
6					0.68	0.71	0.68	0.71	0.69					0.73	0.42	0.48	0.51	0.48
Scar Maximum Elevation (mm)																		
2	0.78	0.92	0.99	0.93	0.86					0.029	0.022	0.020	0.017	0.020				
3		0.89	0.95	0.97	0.84	0.97					0.029	0.023	0.017	0.021	0.027			
4			0.92	0.84	0.69	0.85	0.70					0.026	0.017	0.026	0.036	0.045		
5				0.38	0.63	0.85	0.67	0.70					0.086	0.027	0.053	0.063	0.074	
6					0.48	0.80	0.58	0.62	0.65					0.069	0.093	0.11	0.12	0.17
Scar Mean Elevation (mm)																		
2	0.67	0.86	0.97	0.82	0.82					0.17	0.11	0.072	0.087	0.065				
3		0.95	0.95	0.85	0.82	0.89					0.13	0.059	0.072	0.054	0.038			
4			0.82	0.96	0.88	0.93	0.86					0.018	0.032	0.029	0.024	0.036		
5				0.39	0.81	0.88	0.82	0.85					0.24	0.033	0.034	0.046	0.053	
6					0.72	0.85	0.76	0.80	0.77					0.024	0.025	0.046	0.055	0.087

Models in which AZX100 1.0 mg/cm was significantly (or nearly) better than placebo are shaded.
Cells in red denote instances where AZX100 was statistically inferior to placebo

Corporate Partnering – Dermal Scarring

- Embraced Formal Process Targeting over 30 Names
- Retained Notable Licensing / BD Advisor
- Retained Investment Bank Advisor with Specific Dermatology Expertise

<u>To Date: No Partnering Deal Consummated</u>

Preclinical Studies in Progress

- Rabbit Epidural (Spine) Fibrosis Study
- Rodent Radiation Pulmonary Fibrosis Study

(Both studies are follow-on studies to previous successful studies. Both were contracted and substantially paid for in 2011. Both represent potential partnering/development value creation pathways).

AZX100 in the Rabbit Epidural Fibrosis Model: Drug Dose and Timing, Duration of Effect

- Objective: To assess effectiveness of different dosing regimens of AZX100 in preventing or reducing epidural fibrosis after laminectomy in the rabbit model
- Investigator: BNI – Phoenix, AZ
- Study Design:
  - 60 female New Zealand white rabbits, 10 groups (n = 6)
  - Laminectomy performed at T4-5; defect = 15x10mm
  - No hemostatic agents (potential for artificial inflammatory reaction)
  - Implanted Alzet osmotic pump; active for 28d
- Evaluation / Outcome Measures:
  - Gross evaluation of surgical sites - presence of epidural adhesions and/or epidural fibrosis
  - Blinded pathology - Extent of fibrosis, Density of fibroblasts, Inflammatory cell density, Bone regeneration

AZX100 in Epidural Fibrosis

Appendix B.
Representative Photomicrographs

Capstone Therapeutics
BNI Study Number BNI0511


1 mm

Figure 1. Group 1, Animal CSR-7, 2x objective magnification. Grade 2 peridural fibrosis, continuous adherence of scar tissue to dura mater in less than two-thirds of laminectomy site (at arrows). Lack of adhesions at arrowheads.


100 µm

Figure 2. Group 1, Animal CSR-7, 20x objective magnification. Close up of Grade 2 peridural fibrosis. Dura mater (between bars) adhered to tissue above filling laminectomy site. Subdural space at asterisk.


1 mm

Figure 3. Group 2, Animal CSR-6, 2x objective magnification. Grade 3 peridural fibrosis as characterized by diffuse adherence of dura mater to scar tissue filling laminectomy site (along arrows).


100 µm

Figure 4. Group 2, Animal CSR-6, 20x objective magnification. Close up of Grade 3 peridural fibrosis. Dura mater (between bars) adhered to tissue above filling laminectomy site. Subdural space at asterisk.


1 mm

Figure 5. Group 2, Animal CSR-9, 2x objective magnification. Grade 3 peridural fibrosis as characterized by diffuse adherence of dura mater to scar tissue filling laminectomy site (along arrows).


100 µm

Figure 6. Group 2, Animal CSR-9, 20x objective magnification. Close up of Grade 3 peridural fibrosis. Dura mater (between bars) adhered to tissue above filling laminectomy site. Subdural space at asterisk.

Appendix B.
Representative Photomicrographs

Capstone Therapeutics
BNI Study Number BNI0511


1 mm

Figure 7. Group 3, Animal CSR-1, 2x objective magnification. Grade 1 peridural fibrosis, focal adhesion of dura mater to scar tissue.


100 µm

Figure 8. Group 3, Animal CSR-1, 20x objective magnification. Close up of Grade 1 peridural fibrosis. Thin fibrous bands between dura mater (between bars) and tissue above filling laminectomy site. Subdural space at asterisk.


1 mm

Figure 9. Group 5, Animal CSR-3, 2x objective magnification. Grade 1 peridural fibrosis, focal adhesion of dura mater to scar tissue (at arrow). Lack of adhesions at arrowheads.


100 µm

Figure 10. Group 5, Animal CSR-3, 20x objective magnification. Close up of Grade 1 peridural fibrosis. Thin fibrous bands (at arrows) between dura mater (between bars) and tissue above filling laminectomy site. Subdural space at asterisk.


1 mm

Figure 11. Group 5, Animal CSR-5, 2x objective magnification. Grade 0 peridural fibrosis, note absence of scar tissue between dura mater and tissue filling laminectomy site along arrows. Catheter tract at asterisk.


100 µm

Figure 12. Group 5, Animal CSR-5, 20x objective magnification. Close up of Grade 0 peridural fibrosis. No fibrosis between dura mater (between bars) and tissue above filling laminectomy site. Subdural space at asterisk.

Idiopathic Pulmonary Fibrosis

- Chronic, progressive, fibrosing and ultimately fatal interstitial lung disease
  - Most patients present at an advanced stage of disease
- Unknown etiology; characterized by poor prognosis
- Survival time from diagnosis: two to four years
- Proven effective available therapies: none
- Factors associated w/IPF: cigarette smoking, infections, environmental pollutants, gastroesophageal reflux disease, certain Rx's
- Prevalence: >200,000; Incidence: >30,000/year
- 40,000 deaths per year

Model/Study Design

Lovelace

- C57BL/6 mice irradiated with 14 Gy delivered to thorax only
  - Philips X-ray Therapy Unit (250 Kev)
- Progress of radiation-induced lung injury was monitored after sacrifice of 8 mice at interim time points: 1, 4, 8 and 16 weeks
  - Lavage fluid and cells collected; the latter were enumerated and differentials performed; lung lobes were either snap-frozen or stored in RNALater and frozen (n = 4)
  - Lungs were fixed for histology (n = 4)
- Weight loss in some mice became evident at 16 weeks and deaths occurred from 16 weeks on
- Histologic evidence of lung injury observed at 16 weeks; very little seen at 8 weeks
- Mice surviving to 20 weeks post-radiation were randomized to receive AZX100 by aerosol (daily, 1 mg/kg, 30 minutes) or served as air controls
  - AZX100 was delivered for 28 consecutive days

STRATEGIC OPTIONS

- Wait (for *qui tam* claim to be resolved) and Liquidate
- Wait and Merge
- Create Value through Internal/External Biotech Programs

ALL OPTIONS ARE ON THE TABLE

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520